Netting Arrangements for Certain Financial Instruments - Information on Company's Accounting Netting Adjustments and Items Not Offset in Consolidated Balance Sheet But Available for Offset in Event of Default (Parenthetical) (Detail) (USD $)
In Millions, unless otherwise specified
	Dec. 31, 2013	Dec. 31, 2012
Offsetting [Abstract]
Cash collateral netted against derivative assets	$ 124	$ 79
Derivative assets not subject to netting arrangements	55	260
Cash collateral netted against derivative liabilities	717	1,200
Derivative liabilities not subject to netting arrangements	$ 119	$ 5